Exhibit 99.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Second Amended and Restated Credit Agreement (this “First Amendment”) is made and entered into as of June 7, 2013 (the “First Amendment Effective Date”), by and among Neenah Paper, Inc., a Delaware corporation (“Parent”), each subsidiary of Parent listed as a “Borrower” on the signature pages hereto (together with Parent, each a “Borrower” and collectively, the “Borrowers”), each of the financial institutions which is a signatory hereto (individually, a “Lender” and collectively, the “Lenders”), and JPMorgan Chase Bank, N.A., as agent for the Lenders (the “Agent”).

RECITALS:

WHEREAS, the Borrowers, the financial institutions from time to time party thereto, and the Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of October 11, 2012 (the “Original Credit Agreement”, and as amended, modified, restated and supplemented from time to time, the “Credit Agreement”).  Capitalized terms used but not defined herein have the meaning set forth in the Original Credit Agreement.

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended as hereinafter provided.

WHEREAS, subject to and upon the terms and conditions contained herein, the Lenders have agreed to the Credit Parties’ requests as set forth herein.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                      Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this First Amendment, and subject to the terms, and satisfaction of the conditions precedent, set forth in Section 2 hereof, the Credit Agreement is hereby amended as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1                               Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add the following definitions thereto in their proper alphabetical order:  “Commodity Exchange Act”, “Excluded Hedging Obligations”, “First Amendment Effective Date”, “Qualified ECP Guarantor”, “2021 Senior Note Indenture” and “2021 Senior Notes”, which shall read in full as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute or any regulations promulgated thereunder.

“Excluded Hedging Obligation” means, with respect to any Credit Party individually determined on a Credit Party by Credit Party basis, any Indebtedness in respect of any Hedging Obligation if, and solely to the extent that, all or a portion of the guarantee of such Credit Party of, or the grant by such Credit Party of a security interest to secure, such Indebtedness in respect of any Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Credit Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time such guarantee or grant of a security interest becomes effective with respect to such related Indebtedness in respect of any Hedging Obligation.

“First Amendment Effective Date” means June 7, 2013.

“Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Credit Party that (a) has total assets exceeding $10,000,000 at the time any guaranty of obligations under such Hedging Obligation becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“2021 Senior Note Indenture” shall mean the Indenture, dated as of May 23, 2013, among the Parent, the Subsidiaries of the Parent party thereto, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

“2021 Senior Notes” shall mean the 5.25% senior notes of the Parent due 2021, issued pursuant to the 2021 Senior Note Indenture.

1.2                               Amendments to Definitions.  The definitions of, “Additional Senior Indenture”, “Additional Senior Notes”, “Hedging Obligations” and “Obligations”, contained in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read in full as follows:

“Additional Senior Indenture” shall mean the 2021 Senior Note Indenture and any other trust indenture between the Parent and a financial institution serving as trustee thereunder, having covenants (but not necessarily economic terms) substantially consistent with those in the 2021 Senior Note Indenture (and if relating to senior subordinated Additional Senior Notes, having subordination provisions customary for similar financings and satisfactory to the Agent and its counsel).

“Additional Senior Notes” shall mean the 2021 Senior Notes and any other senior unsecured or senior subordinated unsecured Indebtedness issued by the Parent as permitted pursuant to Section 7.1(m) pursuant to an Additional Senior Indenture.

“Hedging Obligations” shall mean, with respect to any Person, any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act) designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, commodity (including pulp) futures, forwards, swaps and options, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

“Obligations” shall mean, without duplication, all obligations, liabilities and Indebtedness of the Credit Parties with respect to (a) the Security Documents and all other Loan Documents, including without limitation, (i) the principal of and interest on the Loans and (ii) the payment or performance of all other obligations, liabilities and Indebtedness of the Credit Parties to the Agent and the Lenders hereunder, under the Notes, under the Letters of Credit, under the Applications or under any one or more of the other Loan Documents, including all fees, costs, expenses and indemnity obligations hereunder and thereunder, and (b) all obligations and liabilities of the Credit Parties and/or any of their Subsidiaries now or hereafter owing to JPMorgan Chase Bank, N.A. or any other Lender Party under any Bank Product.  The Obligations include interest (including interest that accrues or that would accrue but for the filing of a bankruptcy case by a Credit Party or any of its Subsidiaries, whether or not such interest would be an allowable claim under any applicable bankruptcy or other similar proceeding) and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against any Credit Party or any of their Subsidiaries (or that would accrue or arise but for the commencement of any such case) or (b) the personal liability of the Credit Parties or any of their Subsidiaries for the Obligations shall be discharged or otherwise cease to exist by operation of law or for any other reason.; provided further that solely with respect to any Credit Party that is not an “eligible contract participant” under the Commodity Exchange Act, Excluded Hedging Obligations of such Credit Party shall in any event be excluded from “Obligations” owing by such Credit Party.

1.3                               Amendment to Definition of “Eligible Inventory”.  The first sentence of the definition of “Eligible Inventory” contained in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the reference to “and” at the end of clause (b) thereof, (b) inserting “; and” after the reference to “Ineligible Inventory” at the end of clause (c) thereof, and (c) adding a new clause (d) immediately following clause (c) thereof, which clause (d) shall read in full as follows:

(d) such Inventory is owned by a Credit Party that constitutes an “eligible contract participant” under the Commodity Exchange Act.

1.4                               Amendment to Definition of “Eligible Receivables”.  The first sentence of the definition of “Eligible Receivables” contained in Section 1.1 of the Credit Agreement is hereby amended by (a) deleting the reference to “and” at the end of clause (b) thereof, (b) inserting “; and” after the reference to “Ineligible Receivables” at the end of clause (c) thereof, and (c) adding a new clause (d) immediately following clause (c) thereof, which clause (d) shall read in full as follows:

(d) such Receivables are owned by a Credit Party that constitutes an “eligible contract participant” under the Commodity Exchange Act.

1.5                               Amendment to Section 2.7(d) of the Credit Agreement.  Section 2.7(d) of the Credit Agreement is hereby amended by inserting the following language immediately following clause (d) thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from any Borrower or any Guarantor that is not an “eligible contract participant” under the Commodity Exchange Act shall not be applied to any Excluded Hedging Obligations.

1.6                               Amendment to Section 2.15(a) of the Credit Agreement.  Section 2.15(a) of the Credit Agreement is hereby amended by deleting subsection (ii) thereof in its entirety and replacing it with the following:

(ii)  the aggregate amount of the Revolving Commitments as so increased shall not exceed $180,000,000, and

1.7                               Amendment to Section 7.11(a) of the Credit Agreement.  Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)                                 Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, retire or otherwise acquire, directly or indirectly, any shares of its Stock or any warrants or other similar instruments issued by any Credit Party or any Subsidiary thereof, except Stock Repurchases, so long as (A) no Default or Event of Default exists on the trade date for the applicable Stock Repurchase, or would result from such purchase, (B) the aggregate amount of such Stock Repurchases does not exceed (i) $30,000,000 in the aggregate for the period commencing on June 1, 2013 and ending on December 31, 2014, provided that the aggregate amount of such Stock Repurchases does not exceed $15,000,000 on or before December 31, 2013, and (ii) $10,000,000 in the aggregate for any fiscal year of the Parent commencing on or after January 1, 2015 (exclusive of amounts paid prior to January 1, 2015), (C) such Stock Repurchase has been duly authorized by Parent’s board of directors, and (D) the Borrowers shall have pro forma Availability of at least $25,000,000 on the trade date of such Stock Repurchase and, on an average basis, for the sixty (60)-day period before such trade date, in each case after giving effect to such Stock Repurchase;

1.8                               Amendment to Section 7.11(b) of the Credit Agreement.  Section 7.11(b) of the Credit Agreement is hereby amended by deleting subsection (iii)(B) thereof in its entirety and replacing it with the following:

(B)  the amount of such Cash Dividends paid during any period of twelve (12) consecutive months does not exceed $25,000,000 in the aggregate,

1.9                               New Section 5.27 of the Credit Agreement.  A new Section 5.27 is hereby added to the Credit Agreement immediately following Section 5.26 thereof, which Section 5.27 shall read in full as follows:

5.27                        Qualified ECP Guarantor.  Parent is a Qualified ECP Guarantor.

1.10                        New Section 6.20 of the Credit Agreement.  A new Section 6.20 is hereby added to the Credit Agreement immediately following Section 6.19 thereof, which Section 6.20 shall read in full as follows:

6.20                        Commodity Exchange Act Keepwell Provisions.  Each Borrower hereby guarantees the payment and performance of all Hedging Obligations of each other Credit Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party in order for such other Credit Party to honor its obligations under its respective Guaranty with respect to Hedging Obligations (provided, however, that each Borrower shall only be liable under this Section 6.20 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6.20, or otherwise under this Agreement or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrowers under this Section 6.20 shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Agent and all other Lender Parties, and all of the Lenders’ Commitments are terminated. The Borrowers intend that this Section 6.20 constitute, and this Section 6.20 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.11                        Amendments to Section 10.11 of the Credit Agreement.  Section 10.11 of the Credit Agreement is hereby amended as follows:

(i)                                     by deleting the first clause (a) thereof in its entirety and replacing it with the following:

(a) increase the Total Commitment (other than pursuant to Section 2.15) or any Commitment of any such Lender or subject any such Lender to any additional obligations;

(ii)                                  by deleting in its entirety the sentence reading: “Anything in this Section 10.11 to the contrary notwithstanding, no amendment, waiver or consent shall be made with respect to Section 9 without the written consent of the Agent, and no amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties of the Swingline Lender hereunder without the prior written consent of the Swingline Lender.” and replacing it with the following:

Anything in this Section 10.11 to the contrary notwithstanding, no amendment shall subject the Agent to any additional obligations, and no amendment, waiver or consent shall be made with respect to Section 9, without the written consent of the Agent, and no amendment, waiver or consent shall amend, modify or otherwise affect the rights or duties of the Swingline Lender hereunder without the prior written consent of the Swingline Lender.

1.12                        Replacement of Exhibit G.  Exhibit G to the Credit Agreement is hereby replaced in its entirety with Exhibit G attached hereto and Exhibit G attached hereto shall be deemed to be attached as Exhibit G to the Credit Agreement.

1.13                        Replacement of Exhibit K.  Exhibit K to the Credit Agreement is hereby replaced in its entirety with Exhibit K attached hereto and Exhibit K attached hereto shall be deemed to be attached as Exhibit K to the Credit Agreement.

SECTION 2.                      Conditions Precedent to First Amendment.  This First Amendment will be effective as of the First Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

2.1                               Counterparts.  The Agent will have received counterparts of this First Amendment duly executed by each of the Credit Parties, the Agent, each of the Lenders and each of the Term Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telex, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2                               Expenses.  To the extent invoiced, the Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this First Amendment and any other out-of-pocket expenses of the Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Agent.

2.3                               Fees.  The Agent will have received an amendment fee for the benefit of the Lenders, including JPMorgan, in an amount for each such Lender equal to five basis points (0.05%) of such Lender’s Revolving Commitment in effect on the First Amendment Effective Date.

2.4                               Other Documents.  The Agent shall have been provided with such documents, instruments and agreements, and Borrowers shall have taken such actions, in each case as the Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

SECTION 3.                      Representations and Warranties.  The Credit Parties hereby represent and warrant to the Lender Parties that:

3.1                               the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, and the Credit Parties are in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Credit Agreement and the other Loan Documents;

3.2                               no Default or Event of Default has occurred and is continuing under the Credit Agreement; and

3.3                               this First Amendment has been duly executed and delivered by the Credit Parties, and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Credit Parties, enforceable against the Credit Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4.                      No Waiver.  Nothing contained in this First Amendment shall be construed as a waiver by the Lender Parties of any covenant or provision of the Credit Agreement, the other Loan Documents, or of any other contract or instrument between the Credit Parties and any of the Lender Parties, and the failure of the Lender Parties at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Lender Parties to thereafter demand strict compliance therewith.  The Agent and the Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this First Amendment and any other contract or instrument between the Credit Parties and the Lender Parties.

SECTION 5.                      Survival of Representations and Warranties.  All representations and warranties made in this First Amendment, including any Loan Document furnished in connection with this First Amendment, shall survive the execution and delivery of this First Amendment and the other Loan Documents, and no investigation by the Agent or any closing shall affect the representations and warranties or the right of the Agent to rely upon them.

SECTION 6.                      Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this First Amendment and all related documents.

SECTION 7.                      Severability.  Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 8.                      APPLICABLE LAW.  THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.                      Successors and Assigns.  This First Amendment is binding upon and shall inure to the benefit of the Agent, Lenders and the Credit Parties and their respective successors and assigns, except the Credit Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Agent, other than as expressly permitted under the terms of the Credit Agreement.

SECTION 10.               Counterparts.  This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed signature page of this First Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 11.               Effect of Consent.  No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Credit Parties shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

SECTION 12.               Headings.  The headings of this First Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13.               Reaffirmation of Loan Documents.  This First Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect.  All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 14.               Loan Document.  This First Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

SECTION 15.               Entire Agreement.  THE CREDIT AGREEMENT, THIS FIRST AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FIRST AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

 [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date set forth above.

BORROWERS:

NEENAH PAPER, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER MICHIGAN, INC.,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

NPCC HOLDING COMPANY, LLC,
as a Borrower

By:	Neenah Paper, Inc., as its sole member

	By:	/s/ Bonnie C. Lind
	Name:	Bonnie C. Lind
	Title:	Senior Vice President, CFO and Treasurer

NEENAH PAPER FVC, LLC
(successor by conversion to Neenah Paper FVC, Inc.), as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

NEENAH PAPER FR, LLC,
as a Borrower

By:	/s/ Bonnie C. Lind
Name:	Bonnie C. Lind
Title:	Senior Vice President, CFO and Treasurer

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

JPMORGAN CHASE BANK, N.A.,
as a Lender, as the Agent and as Swingline Lender

By:	/s/ Jeff A. Tompkins
Name:	Jeff A. Tompkins
Title:	Authorized Officer

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Dennis S. Losin
Name:	Dennis S. Losin
Title:	Senior Vice President

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

By:	/s/ Barbara Fabbri
Name:	Barbara Fabbri
Title:	Authorized Signatory

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Jason Hoefler
Name:	Jason Hoefler
Title:	Director

[Signature Page]

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NEENAH PAPER, INC.

Borrowing Base Certificate “Exhibit G”

Subject:                 Neenah Paper, Inc.
Borrowing Base Certificate #

We hereby certify the following information:

Proforma

I . ACCOUNTS RECEIVABLE:
A) Accounts Receivable as of the date of the last submitted certificate.	$—
Add: SALES	$—
Less: A/R Collections	$—
Less : Credits	$—
Accounts Receivable as of	Proforma	$—

B) Accounts Receivable Aging as of	Proforma
Total A/R	Current	0-30	31-60	61-90	91-120<	Unapplied Cash
$—	$—	$—	$—	$—	$—	$—

C) GROSS Accounts Receivable (AR01)	$—
Less Ineligibles:
A/R > 60 days past due or > 100 days from invoice	$—
Disputes / Chargebacks	$—
Credit Reclass	$—
Intercompany Accounts	$—
Government Accounts	$—
Foreign Accounts	$—
Contra Accounts	$—
Cross Aged Accounts at 50%	$—
Concentration Limit	$—
Bankruptcy/Insolvent Accounts	$—
Bill and Hold / Ship in Place	$—
Misc. / Non-trade / Other Receivables	$—
Allowance accruals	$—
COD Sales	$—
Extended Terms	$—
Consignment Invoices	$—
Notes Receivables	$—
Credits not reflected in A/R aging	$—
Unapplied Cash	$—
Cash Discount Reserves	$—
Finance Charges in agings	$—
Other	$—
Total Ineligibles:	$—
Less Receivables owned by a Credit Party not constituting an “eligible contract participant” under the Commodity Exchange Act	$—
Net Accounts Receivable	$—
A/R Available for Borrowing	85.0%	$—

II. Inventory 01 (Finished Goods Inventory)
Gross Finished Goods Inventory	$—
Less Ineligibles:
Slow Moving, Obsolete and Damaged Inventory	$—
Active - excess	$—
In transit / In transit on the water	$—
Not solely owned by Borrower or Guarantor	$—
Foreign (outside U.S. and Canada)	$—
Broke Inventory	$—
Finishing, packaging, and maintenance supplies	$—
Outside Location not subject to Rent Reserve or Lien Waiver	$—
Consigned Inventory at Customer Location	$—
Shrinkage Reserve	$—
Unreconciled Difference	$—
Inventory Valuation Reserve (LCM)	$—
Intercompany/Intracompany profit reserve	$—
Returns	$—
Favorable Variance Reserve	$—
Other	$—
Total Ineligibles	$—
Less Finished Goods Inventory owned by a Credit Party not constituting an “eligible contract participant” under the Commodity Exchange Act	$—
Net Inventory	$—
Appraised NRV Inventory Availability @	[ ]	%	Advanced @ 85%	[ ]	%	$—

III. Inventory 02 (Raw Materials Inventory):
Gross Raw Materials Inventory				$—
Less Ineligibles:
Slow Moving, Obsolete and Damaged Inventory				$—
Active - excess				$—
In transit / In transit on the water				$—
Not solely owned by Borrower or Guarantor				$—
Foreign (outside U.S. and Canada)				$—
Broke Inventory				$—
Finishing, packaging, and maintenance supplies				$—
Stores/Spare Parts				$—
Outside Location not subject to Rent Reserve or Lien Waiver				$—
Consigned Inventory at Customer Location				$—
Shrinkage Reserve				$—
Unreconciled Difference				$—
Inventory Valuation Reserve (LCM)				$—
Intercompany/Intracompany profit reserve				$—
Returns				$—
Favorable Variance Reserve				$—
Other				$—
Total Ineligibles				$—
Less Raw Materials Inventory owned by a Credit Party not constituting an “eligible contract participant” under the Commodity Exchange Act				$—
Net Inventory						$—
Appraised NRV Inventory Availability @	[ ]	%	Advanced @ 85%	[ ]	%	$—

IV. Inventory 03 (Fine Paper - Work In Process Inventory):
Gross Work In Process Inventory				$—
Less Ineligibles:
Slow Moving, Obsolete and Damaged Inventory				$—
Non-rolled and cut or unsheeted fine paper				$—
In transit / In transit on the water				$—
Not solely owned by Borrower or Guarantor				$—
Foreign (outside U.S. and Canada)				$—
Broke Inventory				$—
Finishing, packaging, and maintenance supplies				$—
Outside Location not subject to Rent Reserve or Lien Waiver				$—
Consigned Inventory at Customer Location				$—
Shrinkage Reserve				$—
Unreconciled Difference				$—
Inventory Valuation Reserve (LCM)				$—
Intercompany/Intracompany profit reserve				$—
Returns				$—
Favorable Variance Reserve				$—
Other				$—
Total Ineligibles				$—
Less Work in Process Inventory owned by a Credit Party not constituting an “eligible contract participant” under the Commodity Exchange Act				$—
Net Inventory						$—
Appraised NRV Inventory Availability @	[ ]	%	Advanced @ 85%	[ ]	%	$—

V. Inventory 04 (Technical Paper - Work In Process Inventory):
Gross Work In Process Inventory				$—
Less Ineligibles:
Slow Moving, Obsolete and Damaged Inventory				$—
Non-rolled and cut or unsheeted fine paper				$—
In transit / In transit on the water				$—
Not solely owned by Borrower or Guarantor				$—
Foreign (outside U.S. and Canada)				$—
Broke Inventory				$—
Finishing, packaging, and maintenance supplies				$—
Outside Location not subject to Rent Reserve or Lien Waiver				$—
Consigned Inventory at Customer Location				$—
Shrinkage Reserve				$—
Unreconciled Difference				$—
Inventory Valuation Reserve (LCM)				$—
Intercompany/Intracompany profit reserve				$—
Returns				$—
Favorable Variance Reserve				$—
Seedlings Inventory				$—

Other				$—
Total Ineligibles				$—
Less Work in Process Inventory owned by a Credit Party not constituting an “eligible contract participant” under the Commodity Exchange Act				$—
Net Inventory						$—
Appraised NRV Inventory Availability @	[ ]	%	Advanced @ 85%	[ ]	%	$—

	A) Total Inventory Availability @ 85% of the Net Recovery Value Percentage of Eligible Inventory		$—

	B) Total Inventory Availability @ 75% of Eligible Inventory		$—

	Total Inventory Availability (Lesser of A or B)		$—

	VI. Equipment Component:		$—
$—
	VII. Real Estate Component:		$—

	VIII. Pledge Cash held in Special Cash Collateral Account:		$—

	IX. Total A/R, Inventory, Equipment Component, Real Estate Component and Pledge Cash in Special Cash Collateral Account:		$—

Less:	Loan Balance as of:	Proforma	$—
	Letter of Credit Reserve		$—
	Other Obligations		$—
	Fox River Rent Obligations (3 months)		$—
	Rent / Third Party Facility Fees (2 months)		$—
	Other Loan Reserves		$—
	Net Excess Collateral Availability		$—

	X. Total Commitment		$—

Less:	Loan Balance as of:	Proforma	$—
	Letter of Credit Reserve		$—
	Other Obligations		$—
	Net Excess Revolving Credit Availability		$—

	XI. Availability (lesser of IX and X)		$—

The undersigned hereby represents and warrants that this is a correct statement regarding the status of its accounts receivable and inventory assigned to JPMorgan Chase Bank and that the figures set forth herein are accurate as of the close of business on the period end set forth above.  The undersigned certifies that (i) the representations and warranties contained in Article 5 of the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Agents or any Lender pursuant thereto on or prior to the date hereof are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except that any representation and warranty made as of a specific date shall be true and correct as of such specific date), and (ii) no Default or Event of Default has occurred and is continuing as of the date of this certificate.  The undersigned further understands that the loans to the Company will be based upon reliance on the information contained herein.

Date	10/[ ]/2012

Neenah Paper, Inc.
Bonnie C. Lind, Sr. Vice President, Chief Financial
Officer and Treasurer

EXHIBIT K

FORM OF GUARANTY

GUARANTY

GUARANTY, dated as of [                                        ], made by [                                ], a [                                    ] (the “Guarantor”), in favor of each of the Lender Parties, and JPMorgan Chase Bank, N.A., in its capacity as agent for the Lenders (as hereinafter defined) (in such capacity, together with its successors in such capacity, the “Agent”), pursuant to the Second Amended and Restated Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Neenah Paper, Inc., a Delaware corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with the Parent, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto, each of the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”) and the Agents are parties to a  Second Amended and Restated Credit Agreement, dated as of October 11, 2012 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Second Amended and Restated Credit Agreement”);

WHEREAS, the Parent directly or indirectly owns all of the issued and outstanding shares of Stock (as defined in the Second Amended and Restated Credit Agreement) of the Guarantor;

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, the Guarantor is required to execute and deliver to the Agents a guaranty guaranteeing all Obligations of the Credit Parties (as each such term is defined in the Credit Agreement) under the Second Amended and Restated Credit Agreement; and

WHEREAS, the Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefits, and are within the corporate purposes and in the best interests of, the Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders and the Agents to make and maintain the Loans, the Letters of Credit and the other financial accommodations pursuant to the Second Amended and Restated Credit Agreement, the Guarantor hereby agrees with the Agents and the Lender Parties as follows:

SECTION 1.         Definitions.  Reference is hereby made to the Second Amended and Restated Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Second Amended and Restated Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.

SECTION 2.         Guaranty.  The Guarantor hereby (i) unconditionally and irrevocably guarantees, the punctual payment, when due, whether by scheduled maturity, required prepayment, acceleration, demand or otherwise, of all Obligations of each of the other Credit Parties (and any one or more of them) from time to time owing by each of them under any Loan Document or pursuant to any Bank Product, whether for principal, interest (including, without limitation, interest that accrues or that would accrue but for the filing of a bankruptcy case or other similar proceeding by a Credit Party or any of its Subsidiaries, whether or not such interest would be an allowable claim under any applicable bankruptcy or other similar proceeding (an “Insolvency Proceeding”), whether or not a claim for post-filing interest is allowed in such proceeding) and any other obligations, liabilities and Indebtedness of the Credit Parties under or pursuant to the Second Amended and Restated Credit Agreement or any Loan Document or Bank Product, including all fees, costs, expenses, commissions, indemnifications or otherwise (such obligations being the “Guaranteed Obligations”), and (ii) agrees to pay any and all reasonable out-of-pocket expenses (including reasonable counsel fees on a full indemnity basis and expenses) incurred by the Lender Parties in protecting or enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Credit Parties to the Lender Parties under any Loan Document or pursuant to any Bank Product but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Credit Party.

SECTION 3.         Guaranty Absolute; Continuing Guaranty; Assignments.

(a)           The Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender Parties with respect thereto. The Guarantor agrees that this Guaranty constitutes a guaranty of payment when due and not of collection and waives any right to require that any resort be made by any Lender Party to any other Credit Party or any Collateral. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce such obligations, irrespective of whether any action is brought against any Credit Party or whether any other Credit Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)            any lack of validity or enforceability of the Guaranteed Obligations or any Loan Document or any agreement or instrument relating thereto in whole or in part;

(ii)           any other guarantee given by any Person in favour of any Lender or Lenders or either or both of the Agents from time to time in connection with or relating to the Guaranteed Obligations;

(iii)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the

Guaranteed Obligations resulting from the extension of additional credit to any Credit Party or otherwise;

(iv)          any taking, exchange, release or non-perfection of any Collateral or any security interest therein, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(v)           the existence of any claim, set-off, defense or other right that the Guarantor may have at any time against any Person, including, without limitation, any Lender Party;

(vi)          any change, restructuring or termination of the corporate, limited liability company, unlimited liability company or partnership structure or existence of any Credit Party or control of any Credit Party;

(vii)         any change in the name, objects, capital stock, constating documents or by-laws of any Credit Party; or the dissolution, winding-up, liquidation or other distribution of the assets of any Credit Party, whether voluntary or otherwise;

(viii)        any Credit Party’s becoming insolvent or bankrupt or subject to any proceeding under the provisions of the [Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the arrangement provisions of applicable corporate legislation,](1) any legislation similar to the foregoing in any other jurisdiction, or any legislation enacted substantially in replacement of any of the foregoing, or either Agent’s or any Lender’s voting in favour of any proposal, arrangement or compromise in connection with any of the foregoing;

(ix)          the failure or neglect of either Agent or any Lender to demand payment of Guaranteed Obligations by any Credit Party, any guarantor of Guaranteed Obligations or any other Person;

(x)           the valuation by either Agent or any Lender of any security held in respect of the Guaranteed Obligations, which shall not be considered as a purchase of such security or as payment on account of the Guaranteed Obligations;

(xi)          any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender Party that might otherwise constitute a legal or equitable defense available to, or a discharge or partial discharge of, any Credit Party or any other guarantor or surety.

(b)           The liability of the Guarantor hereunder shall be absolute and unconditional irrespective of, and shall not be released, discharged, limited or otherwise affected by anything done, suffered or permitted by either or both of the Agents or any Lender or Lenders in connection with any Credit Party or any Guaranteed Obligations. For greater certainty and without limiting the generality of the foregoing, without releasing, discharging, limiting or

(1)  Appropriate changes based upon the local law of the applicable Guarantor’s jurisdiction of creation should be inserted in place of the bracketed language.

otherwise affecting in whole or in part the liability of the Guarantor hereunder, and without notice to or the consent of the Guarantor, either or both of the Agents or any Lender or Lenders may from time to time:

(i)            make advances and extend credit to any Borrower (including new loans and credit facilities, whether in addition to or in replacement for other loans and credit facilities previously established for any Borrower), convert revolving lines of credit to non-revolving lines of credit or vice versa, increase or decrease the amount of credit available to any Borrower and receive payments in respect of the Guaranteed Obligations;

(ii)           increase the interest rates, fees and charges applicable to all or any portion of the Guaranteed Obligations from time to time;

(iii)          amend, renew, waive, release or terminate the Second Amended and Restated Credit Agreement or any of the other Loan Documents or any provisions thereof in whole or in part from time to time (including, without limitation, any provisions relating to interest rates, fees, margin requirements, conditions for the extension of credit and the determination of the amount of credit available, positive and negative covenants, payment provisions, the application of payments received by or on behalf of the Debtor, and events of default);

(iv)          extend, renew, settle, compromise, waive, release or terminate the Guaranteed Obligations in whole or in part from time to time;

(v)           grant time, renewals, extensions, indulgences, releases and discharges to any Credit Party;

(vi)          take, refrain from taking or release guarantees from other Persons in respect of Guaranteed Obligations;

(vii)         accept compromises or arrangements from any Credit Party, any guarantor of Guaranteed Obligations or any other Person;

(viii)        refrain from demanding payment from or exercising any rights or remedies in respect of any Credit Party or any guarantor of Guaranteed Obligations;

(ix)          apply all monies received from any Credit Party, any guarantor of the Borrowers or any other Person or from the proceeds of any security to pay such part of the Guaranteed Obligations as the Agents and Lenders may see fit, or change any such application in whole or in part from time to time, notwithstanding any direction which may be given regarding application of such monies by any Credit Party, any guarantor of the Borrower or any other Person; and

(x)           otherwise deal with any Credit Party, any guarantor of Guaranteed Obligations or any other Person and any security held by the Agents or any Lender or Lenders in respect of Guaranteed Obligations, as the Agents or such Lender or Lenders may see fit in its or their absolute discretion.

(c)           This Guaranty shall continue to be effective or be reinstated, as the case may be, if and to the extent that, for any reason any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person whether as a result of the insolvency, bankruptcy or reorganization of any Credit Party or otherwise, all as though such payment had not been made.

(d)           Subject to Section 12 hereof, this Guaranty is a continuing guaranty and shall remain in full force and effect until the date on which all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments have been terminated.

SECTION 4.         Waivers.  The Guarantor hereby waives (i) promptness, diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Lender Party pursue, resort to or exhaust any right or take any action against any Credit Party or any other Person or any Collateral, (iii) any right to compel or direct any Lender Party to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source or to pursue, resort to or exhaust any right or take any action against any other Credit Party or any other Person or any Collateral, (iv) any requirement that any Lender Party protect, secure, perfect or insure any security interest or Lien or any property subject thereto or pursue, resort to or exhaust any right or take any action against any Credit Party or any other Person or any Collateral and (v) any other defense available to the Guarantor. The Guarantor agrees that the Lender Parties shall have no obligation to marshall any assets in favour of or for the benefit of the Guarantor or against, or in payment of, any or all of the Obligations. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and in the Second Amended and Restated Credit Agreement and that the waivers set forth in Section 3 and Section 4 are knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5.         Subrogation.  The Guarantor will not exercise any rights that it may now or hereafter acquire against any other Credit Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Lender Party against any other Credit Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Credit Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until the date on which all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments have been terminated. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the later of the date on which all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Commitments have been terminated, such amount shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Lender Parties, to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Guaranty and the Second Amended and Restated Credit Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) the Guarantor shall make payment to any Lender Party of all of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Commitments have been terminated, such Lender Party will, at the Guarantor’s request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from the payment by the Guarantor.

SECTION 6.         Representations, Warranties and Covenants.  The Guarantor hereby represents and warrants to the Lender Parties as follows:

(a)           The Guarantor (i) has read and understands the terms and conditions of the Second Amended and Restated Credit Agreement and the other Loan Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Credit Parties, and has no need of, or right to obtain from any Lender Party, any credit or other information concerning the affairs, financial condition or business of the Credit Parties that may come under the control of any Lender Party.

(b)           The Guarantor acknowledges and agrees that by its execution and delivery of this Guaranty (i) it shall be bound, as a Guarantor, by all the provisions of the Second Amended and Restated Credit Agreement and the other Loan Documents and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors (including, without limitation, each of the covenants that are set forth in Section 1.4(b), Section 6 and Section 7 of the Second Amended and Restated Credit Agreement) and (ii) from and after the date hereof, each reference to a “Guarantor”, the “Guarantors”, a “Credit Party” or the “Credit Parties” in the Second Amended and Restated Credit Agreement and each other Loan Document shall include the Guarantor. The Guarantor further acknowledges and agrees that it has received a copy of the Second Amended and Restated Credit Agreement and each other Loan Document.

SECTION 7.         Right of Set-off.  Upon the occurrence and during the continuance of any Event of Default, any Lender Party may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender Party to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not such Lender Party shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender Party agrees to notify the Guarantor promptly after any such set-off and application made by such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender Parties under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that the Lender Parties may have under this Guaranty or any other Loan Document, in law or otherwise.

SECTION 8.         Notices, Etc.  Except as otherwise expressly permitted hereunder, all notices shall be in writing and either (i) delivered to the intended recipient, (ii) mailed by registered or certified mail, return receipt requested, or (iii) sent by facsimile or other form of electronic transmission (promptly confirmed by mail), in each case to the intended recipient at the “Address for Notices” specified in the Second Amended and Restated Credit Agreement; or, as to any Lender who is a signatory thereto, at such other address as shall be designated by such Lender.

SECTION 9.         CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE [GUARANTOR’S JURISDICTION OF INCORPORATION], AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, LOCATED AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK 10011, AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF THE BORROWER’S AGENT AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE AMENDED AND RESTATED CREDIT AGREEMENT AND TO CT CORPORATION SYSTEM, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER PARTIES TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

SECTION 10.                     Taxes.

(a)                                 Any and all payments by the Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes. If the Guarantor is required by any applicable Legal Requirement to make any deduction or withholding for or on account of any Tax from any payment to be made by it under this Guaranty, then the Guarantor shall (i) promptly notify the applicable Lender, the holder of Notes or other relevant Persons that are entitled to such payment of such requirement to so deduct or withhold such Tax, (ii) pay to the relevant Governmental Authorities the full amount required to be so deducted or withheld, (iii) promptly forward to such Lender, holder or other relevant Person an official receipt (or certified copies thereof), or other documentation reasonably acceptable to such holder or other relevant Person, evidencing such payment to such * Governmental Authorities and (iv) if such Tax is an Indemnifiable Tax, pay to such Lender, holder or other relevant Person, in addition to whatever net amount of such payment is paid to such holder or other relevant Person, such additional amount as is necessary to ensure that the total amount actually received by such holder or other relevant Person (free and clear of Indemnifiable Tax imposed on or with respect to such additional amount) will equal the full amount of the payment such holder or other relevant Person would have received had no such deduction or withholding been required.

(b)                                 In addition, the Guarantor shall pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.

(c)                                  Each Lender or holder of a Note shall, upon request by the Guarantor, take requested measures to mitigate the amount of Indemnifiable Tax required to be deducted or withheld from any payment made by the Guarantor hereunder, if such measures can, in the sole and absolute opinion of such Lender or holder, be taken without such Person suffering any economic, legal, regulatory or other disadvantage (provided, however, that no such Person shall be required to designate a funding office that is not located in the United States of America).

(d)                                 As soon as practicable after any payment of Indemnifiable Taxes by the Guarantor to a Governmental Authority, the Guarantor shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(e)                                  The Guarantors shall jointly and severally indemnify each Recipient for any Indemnifiable Taxes that are paid or payable by such Recipient in connection with any Loan Document (including amounts paid or payable under this Section 10(e)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnifiable Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The indemnity under this Section 10(e) shall be paid within ten (10) days after the Recipient delivers to the Guarantor a certificate stating the amount of any Indemnified Taxes so paid or payable by such Recipient and describing the basis for the indemnification claim.  Such certificate shall be conclusive of the amount so paid or payable absent manifest error.  Such Recipient shall deliver a copy of such certificate to the Agent.

(f)                                   Each Lender shall severally indemnify the Agent for any Taxes (but, in the case of any Indemnifiable Taxes, only to the extent that the Guarantor has not already indemnified the Agent for such Indemnifiable Taxes and without limiting the obligation of the Guarantor to do so) attributable to such Lender that are paid or payable by the Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  The indemnity under this Section 10(f) of the Second Amended and Restated Credit Agreement shall be paid within ten (10) days after the Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Agent.  Such certificate shall be conclusive of the amount so paid or payable absent manifest error.

(g)                                  Any Lender that is entitled to an exemption from or reduction of the deduction, withholding or payment of an Indemnifiable Tax or Other Tax, with respect to payments hereunder shall deliver to the Guarantor and the Agent, at the time or times reasonably requested by the Guarantor, such properly completed and executed documentation reasonably requested by the Guarantor of the Agent as will permit such payments to be made without, or at a reduced rate of, withholding.  In addition, any Lender, if requested by the Guarantor or the Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Guarantor or the Agent as will enable the Guarantor or the Agent to determine whether or not such Lender is subject to any withholding (including backup withholding) or information reporting requirements.  Upon the reasonable request of the Guarantor or the Agent, any Lender shall update any form or certification previously delivered pursuant to this Section 10(g).  If any form or certification previously delivered pursuant to this Section expires or becomes obsolete or inaccurate in any respect with respect to a Lender, such Lender shall promptly (and in any event within ten (10) days after such expiration, obsolescence or inaccuracy) notify the Guarantor and the Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.

(h)                                 Each Lender and each Note holder agrees that if, in its sole discretion exercised in good faith, it has received a refund of any Taxes previously paid by it and as to which it has been indemnified by or on behalf of the Guarantor or previously deducted by the Guarantor (including, without limitation, any Indemnifiable Taxes deducted from any additional amounts paid under clause (a) above), the relevant Lender or Note holder, as the case may be, shall reimburse the Guarantor to the extent of the amount of any refund (but only to the extent of any indemnity payments made under this Section 10 with respect to the Taxes giving rise to such refund); provided, however, that the Guarantor, upon the request of the Lender or Note holder, as the case may be, agree to repay to such Lender or Note holder, as the case may be, the amount paid over to the Guarantor (together with penalties, interest or other charges), in the event such Lender or Note holder is required to repay such amount to the relevant Governmental Authority.  Notwithstanding anything to the contrary in this Section 10(h), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 10(h) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.  This Section 10(h) shall not be construed to require any indemnified party to make available its Tax returns (or any other information related to its Taxes which it deems confidential) to the indemnifying party or any other Person.

(i)                                     The obligations of the Guarantor under this Section 10 shall survive the termination of this Guaranty and the payment of the Guaranteed Obligations and all other amounts payable hereunder.

SECTION 11.                     Miscellaneous.

(a)                                 The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Agent, for the benefit of the Lender Parties, at such address specified by the Agent from time to time by notice to the Guarantor.

(b)                                 No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)                                  No failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender Parties provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender Parties under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender Parties to exercise any of their rights under any other Loan Document against such party or against any other Person.

(d)                                 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)                                  This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Lender Parties and the Agents hereunder, to the benefit of the Lender Parties, the Agents and their respective permitted successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, to the extent permitted by Section 10.12 of the Second Amended and Restated Credit Agreement, any Lender may assign or otherwise transfer its rights and obligations under the Second Amended and Restated Credit Agreement or any other Loan Document (including, without limitation, all or a portion of its Commitment, its Loans, the Note or Notes held by it, and obligations owing to it with respect to Letters of Credit) to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. The Guarantor agrees that each participant shall be entitled to the benefits of this Section 11 with respect to its participation in any portion of the Loans as if it was a Lender. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

(f)                                   This Guaranty and the other Loan Documents reflect the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(g)                                  Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)                                 THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE [PROVINCE OF NOVA SCOTIA AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN].

(i)                                     In the event of a conflict between the provisions contained in this Agreement and the provisions contained in the Second Amended and Restated Credit Agreement, the provisions of the Second Amended and Restated Credit Agreement shall control and govern.

SECTION 12.                     Termination or Release.

(a)                                 Notwithstanding the foregoing, a Guarantor shall automatically be released from its obligations hereunder upon the Guarantor ceasing to be a Subsidiary of the Parent in accordance with the terms of the Second Amended and Restated Credit Agreement.

(b)                                 In connection with any termination or release pursuant to paragraph (a) of this Section, the Agent shall, upon the Guarantor’s written request and at the Guarantor’s expense, without any representation, warranty or recourse whatsoever, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination or release.

(c)                                  Judgment. The specification under the Loan Documents of Dollars and payment in New York City is of the essence. The Guarantor’s obligations hereunder to make payments in Dollars (the “Obligation Currency”) shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Lender Parties of the full amount of the Obligation Currency expressed to be payable to the Lender Parties under this Guaranty. If, for the purpose of obtaining or enforcing judgment in any court, it is necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in the Obligation Currency, the rate(s) of exchange used shall be that at which the Lender Parties could, in accordance with normal banking procedures, purchase Dollars with the Judgment Currency on the Business Day preceding that on which final judgment is given. The obligation of the Guarantor in respect of any such sum due from it to the Lender Parties hereunder shall, notwithstanding any judgment in such Judgment Currency, be discharged only to the extent that, on the Business Day immediately following the date on which the Lender Parties receive any sum adjudged to be so due in the Judgment Currency, the Lender Parties may, in accordance with normal banking procedures, purchase Dollars with the Judgment Currency. If the Dollars so purchased are less than the sum originally due to the Lender Parties in

Dollars, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender Parties against such loss, and if the Dollars so purchased exceed the sum originally due to the Lender Parties in Dollars, the Lender Parties agree to remit to the Guarantor such excess.

SECTION 13.                     Qualified ECP Guarantor.  Each Guarantor that is a Qualified ECP Guarantor hereby guarantees the payment and performance of all Hedging Obligations of each other Credit Party and absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time to each other Credit Party in order for such other Credit Party to honor its obligations under this Guaranty with respect to Hedging Obligations (provided, however, that each such Guarantor shall only be liable under this Section 13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 13, or otherwise under this Guaranty or any Loan Document, as it relates to such other Credit Parties, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each such Guarantor under this Section 13 shall remain in full force and effect until all Obligations are paid in full to the Lenders, the Agent and all other Lender Parties, and all of the Lenders’ Commitments are terminated. The parties intend that this Section 13 constitute, and this Section 13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

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By:
Name:
Title:

[Signature Page to Guaranty]